Exhibit 23.1

                        CONSENT OF JOHN HOLT SMITH, ESQ.


     I consent to the reference to my name under the caption "Legal Matters" in the Registration Statement (Form S-8) and related Prospectus of IVI Communications, Inc. for the registration of shares of its common stock.

Los Angeles, California
October 27, 2004





                                                /s/  John Holt Smith
                                               -------------------------
                                               John Holt Smith, Esq.
                                               Attorney at Law